SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ Definitive Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Preliminary Proxy Statement
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SONIC SOLUTIONS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SONIC SOLUTIONS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOVEMBER 11, 2005

TO THE SHAREHOLDERS OF SONIC SOLUTIONS:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of Sonic Solutions, a California corporation (“Sonic”), will be held on November 11, 2005 at 3:00 p.m., Pacific Daylight Time, at Sonic’s principal executive offices located at 101 Rowland Way, Suite 110, Novato, California 94945 for the following purposes:

1.	To elect five directors to serve for the ensuing year and until their successors are elected and qualified; and

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only shareholders of record at the close of business on October 18, 2005 (the “Record Date”) are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder previously signed and returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Mary C. Sauer

Secretary

Novato, California

October 24, 2005

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. THANK YOU FOR ACTING PROMPTLY.

SONIC SOLUTIONS

101 ROWLAND WAY, SUITE 110

NOVATO, CALIFORNIA 94945

(415) 893-8000

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the board of directors of Sonic Solutions (the “Company” or “Sonic”) for use at Sonic’s 2005 Annual Meeting of Shareholders (the “Annual Meeting”) to be held November 11, 2005 at 3:00 p.m., Pacific Daylight Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of annual meeting of shareholders. The Annual Meeting will be held at Sonic’s principal executive offices located at 101 Rowland Way, Suite 110, Novato, California 94945. The telephone number at that address is (415) 893-8000.

These proxy solicitation materials were mailed on or about October 25, 2005 to all shareholders entitled to vote at the Annual Meeting.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date, Shares Outstanding and Quorum

Shareholders of record at the close of business on October 18, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 24,781,675 shares of Sonic’s common stock and no shares of preferred stock were outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority of these shares of the Company’s common stock, either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy and a representative of the transfer agent will act as inspector of elections to tabulate votes cast in person at the Annual Meeting.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of Sonic a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy. If your shares are held in “street name,” you should follow the directions provided by your broker regarding how to revoke your proxy.

Voting and Solicitation

Every shareholder voting for the election of directors may exercise cumulative voting rights and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder’s shares are entitled, or distribute such shareholder’s votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than five candidates. However, no shareholder shall be entitled to cumulate votes unless a shareholder gives notice at the Annual Meeting prior to the voting of the intention to cumulate votes, and no votes may be cast in favor of a candidate unless the candidate’s name has been placed in nomination prior to the voting. On all other matters each share is entitled to one vote on each proposal or item that comes before the Annual Meeting.

Sonic intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business at the Annual Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because the nominee does not have the discretionary voting power with respect to that matter and has not received instructions from the beneficial owner. Broker non-votes, and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether shareholders’ approval of that matter has been obtained.

With respect to Proposal 1, directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of vote.

The persons named as proxy holders, David C. Habiger and A. Clay Leighton, were selected by the board of directors of the Company, and currently serve as executive officers of the Company. All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no specification is made on the proxy as to any one or more of the proposals, the common stock represented by the proxy will be voted as to the proposal for which no specification is given as follows: FOR the election of the director nominees named in this proxy statement and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. The Company presently does not know of any other business to be conducted at the Annual Meeting.

Solicitation of proxies may be made by directors, officers and other employees of Sonic by personal interview, telephone or telegraph. No additional compensation will be paid for any such services. Costs of solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any other information furnished to the shareholders, will be borne by Sonic. Sonic will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose account they hold shares of common stock.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

Sonic’s Bylaws currently provide for a board of directors consisting of not less than five nor more than seven directors. The number of directors is presently fixed at five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of Sonic. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present board of directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified.

The name of and certain other information regarding each nominee is set forth in the table below.

Name Of Nominee	Age	Position With Sonic	Director Since
Robert J. Doris	53	Director and Chairman of the Board of Directors	1986

Mary C. Sauer	52	Director and Secretary	1986

Robert M. Greber	67	Director	1993

Peter J. Marguglio	59	Director	1986

R. Warren Langley	62	Director	2001

Mr. Doris is married to Ms. Sauer. There are no other family relationships between any director or executive officer of Sonic.

Robert J. Doris.    Mr. Doris co-founded Sonic in 1986, served as Chairman of the Board, President, and Chief Executive Officer from 1986 to April 2005 and from April 2005 to September 26, 2005 served as Chairman of the Board and Chief Executive Officer. On September 26, 2005, Mr. Doris became Chairman of the Board. Prior to 1986, he was President of The Droid Works, a subsidiary of Lucasfilm Ltd., which produced computer-based video and digital audio systems for the film and television post-production and music recording industries. Prior to founding The Droid Works, Mr. Doris was a Vice President of Lucasfilm and General Manager of the Lucasfilm Computer Division. Mr. Doris received B.A., J.D. and M.B.A. degrees from Harvard University.

Mary C. Sauer.    Ms. Sauer co-founded Sonic in 1986 and served as a vice president from 1986 to September 26, 2005, including as Senior Vice President of Marketing and Sales from February 1993 to September 26, 2005, and has served as a director from 1986 until the present. Prior to 1986, Ms. Sauer was Vice President of Marketing for The Droid Works, and prior to joining The Droid Works, Ms. Sauer was Director of Marketing for the Lucasfilm Computer Division. Ms. Sauer received a B.F.A. from Washington University in St. Louis and an M.B.A. in Finance and Marketing from the Wharton School of the University of Pennsylvania.

Robert M. Greber.    Mr. Greber has served as a director of Sonic since August 1993. Mr. Greber served as President and Chief Operating Officer of The Pacific Stock Exchange from July 1990 until December 1995. In January 1996, he was elected Chairman and Chief Executive Officer of The Pacific Stock Exchange. In December 1999, Mr. Greber retired from The Pacific Stock Exchange. Prior to joining The Pacific Stock Exchange, he was from, 1985 to 1987, President and Chief Executive Officer of Diagnostic Networks, Inc., a

network of Magnetic Resonance Imaging Centers which was merged into NMR America in 1987. Prior to joining Diagnostic Networks, Inc., Mr. Greber was President and Chief Executive Officer of Lucasfilm Ltd. from 1981 to 1985 where, among other duties, he oversaw development of digital technologies for video, film, audio, and special effects and video games applications. Before joining Lucasfilm, Mr. Greber was associated with the firm of Merrill Lynch where he was Vice President and Manager of the Los Angeles Institutional Office. Mr. Greber also serves on the board of E.D.T. Ergonomical Dental Technologies. Mr. Greber holds a B.S. in Finance from Temple University.

Peter J. Marguglio.    Mr. Marguglio has served as a director of Sonic since August 1986. Since January 1990, Mr. Marguglio has worked at Eatec Corporation, a software company located in Berkeley, California, where he is now President and currently serves as a director. Prior to joining Eatec, Mr. Marguglio was President of Resource Marketing, Inc., an equipment leasing firm he founded in 1981. Mr. Marguglio holds a Mechanical Engineering degree from the University of Washington and an M.B.A. degree from Stanford University.

R. Warren Langley.    Mr. Langley has served as a director of Sonic since June 2001. Since January 2000, Mr. Langley has been a consultant and the Managing Principal of the GuruWizard Fund, LLC, a venture-capital firm that emphasizes social investing. From January 2000 to May 2000, he served as interim CEO of Brush Dance, a creator of Mind-Body-Spirit products. From September 1996 until March 1999, Mr. Langley served as President and Chief Operating Officer of The Pacific Stock Exchange. From August 1987 to January 1998, he was a Principal and Chief Operating Officer of Hull Trading in Chicago, a proprietary derivatives trading firm. Mr. Langley has also worked as Director of Operations Research and Industrial Engineering at United Airlines and worked in several capacities in the software, energy, and defense consulting industries after serving in the United States Air Force for fifteen years. Mr. Langley holds a B.S. degree in Engineer Science from the United States Air Force Academy, an S.M. degree in Astronautical Engineering from Massachusetts Institute of Technology, and a Ph.d in Operations Research from Georgia Institute of Technology.

Director Independence

The Company’s board of directors has determined that three non-employee directors of the board, that is, Messrs. Greber, Langley and Marguglio, are “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers for the Nasdaq National Market. In making this determination, the board of directors considered transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries. The purpose of this review was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. As a result of this review, the board of directors affirmatively determined, based on its understanding of such transactions and relationships, that the three non-employee directors identified above are independent of the Company and, therefore, a majority of the members of the board of directors is independent pursuant to applicable Nasdaq rules.

Board Meetings and Committees

The board of directors held a total of four meetings during the fiscal year ended March 31, 2005. No director participated in fewer than 75% of the total number of meetings of the board of directors and all meetings of committees or the board of directors, if any, upon which such director served. Beginning in March 2004, it is the policy of the board of directors that so long as the audit committee shall continue to be comprised entirely of independent directors, the members of the audit committee shall meet separately on a regular basis with no non-independent members of the board of directors or members of management present, and that chairman of the audit committee shall act as the chairman of such meeting of the independent directors.

During the fiscal year ended March 31, 2005, and currently, the audit committee consisted solely of independent directors, namely, Messrs. Marguglio, Greber and Langley, with Mr. Greber serving as chairman. After considering transactions and relationships between each member of the audit committee or his immediate family and the Company and its subsidiaries and reviewing the qualifications of the members of the audit committee, the board of directors has determined that all current members of the audit committee are (1) ”independent” as that term is defined in Section 10A of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”); (2) “independent” as that term is defined in Rule 4200 of the listing standards of the National Association of Securities Dealers for the Nasdaq National Market; and (3) financially literate. The board of directors also determined that Mr. Greber has the requisite financial sophistication as required by the Nasdaq rules applicable to issuers listed on the Nasdaq National Market.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors. In addition, the audit committee is responsible for approving the audit and non-audit services performed by the independent auditors; consulting with the independent auditors about the scope of the audit and reviewing with them the results of their examination; reviewing and approving any material accounting policy changes affecting Sonic’s operating results; and reviewing Sonic’s financial control procedures and personnel. The audit committee also has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. Additional duties and powers of the audit committee are set forth in its amended and restated charter attached to this proxy statement as Appendix A, the current version of which was adopted by the board in September 2005. The audit committee held four meetings during the fiscal year ended March 31, 2005.

During the fiscal year ended March 31, 2005, the board of directors did not have a compensation committee. In March 2005, the board of directors determined that the audit committee shall also function as the compensation committee to assist the board in determining the compensation for executive officers of the Company, including the Chief Executive Officer; to administer the Company’s stock option plans, subject to the authority of the compensation committee to delegate the tasks associated with the administration of the plans; and to assist the board of directors in other matters as appropriate. In September 2005, the board of directors adopted a charter for the compensation committee attached to this proxy statement as Appendix B.

During the fiscal year ended March 31, 2005, the board of directors did not have a nominating committee. In September 2005, the board of directors determined that the audit committee shall also function as the nominating committee. In September 2005, the board of directors adopted a charter for the nominating committee attached to this proxy statement as Appendix C.

The current board committee arrangement, whereby all independent directors serve on the audit committee, and the audit committee acts as the compensation and nominating committees, derives from the facts that the size of the board is relatively small, all independent directors have significant experience in operating companies of approximately Sonic’s size, all independent directors are financially sophisticated, and all independent directors have evidenced willingness to devote time and attention to board and board committee activities. In the future, depending on possible changes in the size and composition of the board of directors, the board may vary its current practices relative to board committees. For example, it may in the future not designate all independent directors to serve on the audit committee, and it may specifically appoint certain directors to serve on the compensation and nominating committees rather than have the audit committee act as the compensation and nominating committees.

Audit Committee; Audit Committee Financial Expert

The Company’s board of directors has established an audit committee for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements. During the fiscal year ended March 31, 2005, and currently, Messrs. Marguglio, Greber and Langley serve on the audit committee, with Mr. Greber serving as Chairman.

The Company’s board of directors has determined that Mr. Greber qualifies as an “audit committee financial expert”, as defined by the applicable rules of the Exchange Act, pursuant to, among other things, his association with The Pacific Stock Exchange in various capacities, including Chairman, Chief Executive Officer and Chief Operating Officer, and his position as Chief Executive Officer of Diagnostic Network, Inc., and in those capacities had acquired the relevant experience and expertise and has the attributes set forth in the applicable rules as being required for an audit committee financial expert. The board of directors also has determined that Mr. Greber is “independent” as that term is defined in Rule 4200 of the listing standards of the Nasdaq National Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2005, each of the directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended March 31, 2005.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933 as amended (the “Securities Act”), or the Exchange Act, that might incorporate future filings, including this proxy statement, with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The audit committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2005 with Sonic’s management. It has discussed the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees) with the representatives of KPMG LLP (“KPMG”), who served as independent auditors of Sonic during the relevant periods. The independent auditors have provided a written disclosure to the audit committee in compliance with Independence Standards Board No. 1 (Independence Discussions with Audit Committees). On July 21, 2005, the audit committee approved the engagement of the accounting firm of BDO Seidman, LLP (“BDO Seidman”) as the Company’s independent registered public accounting firm as of July 21, 2005. In connection with its choice of BDO Seidman, the audit committee terminated KPMG, who had been the Company’s independent registered public accounting firm prior to July 21, 2005 (date of termination). The audit committee further has discussed the auditors’ independence with the predecessor auditing firm. KPMG, and with the current auditing firm, BDO.

Based on the review of the audited consolidated financial statements for the year ended March 31, 2005 and the discussions among the audit committee, Sonic’s management and the independent auditors set forth above, the audit committee has recommended to the board of directors that the audited consolidated financial statements for the year ended March 31, 2005 be included in Sonic’s Annual Report to shareholders and in Sonic’s Annual Report on Form 10-K, as filed with the SEC on June 29, 2005.

The audit committee acts under an amended and restated written charter adopted and approved by Sonic’s board of directors on September 23, 2005. A copy of the charter is attached as Appendix A to this proxy statement.

In performing its functions, the audit committee acts only in an oversight capacity and necessarily relies on the work and assurances of Sonic’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, expresses an opinion on the conformity of Sonic’s annual financial statements to generally accepted accounting principles.

Submitted by the audit committee:

Robert M. Greber

Peter J. Marguglio

R. Warren Langley

Compensation of Directors

Sonic historically has not paid cash compensation to its non-employee directors. Sonic does reimburse its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of Sonic. Directors of Sonic who are not, and have not been during the preceding twelve months, employees of the Company, and who do not directly or indirectly own more than 5% of Sonic’s common stock, are eligible to receive an initial grant upon appointment and thereafter annual grants of options to purchase shares of Sonic’s common stock in accordance with Sonic’s Stock Incentive Plan(s). The board of directors’ practice has been to set the amount of any such annual grants at the board of directors’ meeting that, under the Company’s Bylaws, takes place immediately following each annual meeting of shareholders. On September 7, 2004, each of Messrs. Greber, Langley and Marguglio was granted an annual option to purchase 30,000, 24,000 and 24,000 shares, respectively, of Sonic’s common stock, at an exercise price of $15.90 per share. At some of its meetings in 2005, the board of directors discussed the approach the Company should take in compensating non-employee directors. The board of directors may, in the future, authorize payment of cash compensation to non-employee directors, and/or adjust the size of stock option grants provided to non-employee directors.

Qualifications of Directors

The Company’s board of directors has not established any special qualifications or minimum criteria for a director nominee, or any specific required qualities or skills. In considering a candidate, the board of directors will consider the entirety of such candidate’s credentials and other qualifications necessary to meet any requirements under rules and regulations applicable to the Company. The board of directors shall consider a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors.

Previous Director Nomination Process

Prior to September 2005, the Company did not have a formal director nomination process.

The board of directors considered director candidates suggested by existing directors, management and shareholders. The board of directors was additionally empowered to retain a third-party executive search firm to identify candidates as needed.

In lieu of a nominating committee, a candidate for director nominee in the event of a vacancy or the establishment of a new directorship on the board was to be made to the full board for consideration and approval upon the recommendation of no less than a majority of the independent members of the board of directors. The process followed by the independent directors for identifying and evaluating director nominees, including a nominee recommended by a shareholder, involved (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and/or others, meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full board of directors an analysis with regard to particular, recommended candidates. During the search process, the independent directors would endeavor to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, shall effectively serve the shareholders’ long-term interests and contribute to the Company’s overall corporate goals.

Nominating Committee

In September 2005 the board of directors adopted a Nominating Committee Charter, attached to this proxy at Appendix C, and designated that the Company’s audit committee, consisting entirely of independent directors, to serve also as the Company’s nominating committee.

Communications with the Board

The Company’s board of directors believes that full and open communication between shareholders and members of the board of directors is in the Company’s best interests and the best interests of its shareholders. Shareholders may contact any director or committee of the board of directors by writing to the Company’s Secretary, c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945, or via fax to (415) 893-8008. The Company’s Secretary will determine the extent to which such shareholder communications should be disseminated to members of the board and what response, if any, should be made to such communications. Generally, communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that are considered to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to personal grievances or matters as to which the Company has already received substantially similar communications. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters may be referred directly to the audit committee by writing to the Chairman of the audit committee, c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945.

Shareholder Proposals

The board of directors will consider shareholder proposals properly submitted to the Company, including recommendations of qualified director nominee(s), in accordance with the procedures set forth below. In order to have a proposal considered for the 2006 annual meeting, a shareholder must submit its proposal and other relevant information in writing to the attention of the Company’s Secretary at our principle executive offices no later than March 25, 2006. The shareholder must submit the following relevant information: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (2) the name and address, as they appear on the Company’s books, of the shareholder proposing such business; (3) the number of shares of the Company’s common stock which are beneficially owned by the shareholder; (4) any material interest of the shareholder in such business; and (5) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act, in the shareholder’s capacity as a proponent of the proposal.

With respect to recommendations of director nominee(s), the shareholder must submit the following relevant information in writing to the attention of the Company’s Secretary at the Company’s principle executive offices no later than March 25, 2006: (1) the name, age, business and residence address of the prospective candidate; (2) a brief biographical description of the prospective candidate, including employment history for the past five years, and a statement of the qualifications of the prospective candidate; (3) the number of shares of the Company’s common stock, if any, which are beneficially owned by the prospective candidate; (4) a description of all arrangements or understandings between the shareholder and the prospective candidate pursuant to which the nomination is to be made by the shareholder if the shareholder and the prospective candidate are different individuals; (5) the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement; and (6) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Exchange Act. Once the board of directors receives the shareholder recommendation, it may deliver to the prospective candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the board of directors in evaluating the candidate, as well as certain information that must be disclosed about the candidate in the Company’s proxy statement or other regulatory filings, if nominated.

The board of directors will not evaluate candidates based on who has made the proposal. The board of directors will consider candidates from any reasonable source, including shareholder recommendations.

No consultants or search firms were used for the slate of director nominees at the Annual Meeting since all directors nominated are for re-election, and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year.

Greater detail about the submission process for shareholder proposals is set forth in the Company’s Bylaws, a copy of which may be obtained by making a written request to the Company’s Secretary at the address of its principal executive offices.

The Company did not receive a director nominee recommendation from any shareholder (or group of shareholders) that beneficially owns more than five percent of the Company’s common stock.

Code of Business Conduct and Ethics

The Company’s board of directors adopted a Code of Business Conduct and Ethics (“Code”) in March 2004. The Code applies to all of the Company’s employees, including executive officers, and is posted on the Company’s web site at www.sonic.com. The Code satisfies the requirements under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) as well as Nasdaq rules applicable to issuers listed on the Nasdaq National Market. The Code, among other things, addresses issues relating to conflicts of interests, including internal reporting of violations and disclosures, and compliance with applicable laws, rules and regulations. The purpose of the Code is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure to the greatest possible extent that our business is conducted in a legal and ethical manner. Any waivers of the Code with respect to the Company’s executive officers and directors may be granted only by the audit committee. Any waivers of the Code with respect to the remainder of the employees may be granted by the corporate compliance officer, who is currently the Company’s Chief Executive Officer. Any waivers of the Code and any amendments to the Code applicable to the Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or persons performing similar functions, will be posted on the Company’s web site.

Director Attendance at Annual Meeting of Shareholders

The board’s policy with regard to attendance at annual meeting of shareholders is that attendance is not required but members, if practicable and time permitting, are encouraged to attend. Four of the five directors attended the 2004 annual meeting of shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of October 18, 2005 (i) by each person who is known by Sonic to own beneficially more than 5% of the common stock, (ii) by each of Sonic’s directors, (iii) by each of Sonic’s executive officers named in the Summary Compensation Table under the caption “Executive Compensation” below, and (iv) by all directors and executive officers as a group.

Name and address(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(2)

JMP Asset Management LLC(3) One Embarcadero Center, Suite 2100 San Francisco, CA 94111	1,722,513	7.0%
Robert J. Doris(4)	1,908,556	7.7%
Mary C. Sauer(5)	859,995	3.5%
Peter J. Marguglio(6)	285,443	1.2%
Robert M. Greber(7)	46,250	*
R. Warren Langley(8)	40,833	*
A. Clay Leighton(9)	401,944	1.6%
David C. Habiger(10)	16,667	*
All directors and officers as a group (7 persons)	3,559,688	14.4%

* Less than 1%.

(1)	Unless otherwise indicated, the address of each person is c/o Sonic Solutions, 101 Rowland Way, Suite 110, Novato, CA 94945.

(2)	This table is based upon information supplied by directors, officers and principal shareholders. Applicable percentage ownership for each shareholder is based on 24,781,675 shares of common stock outstanding as of October 18, 2005, together with applicable options for such shareholders. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, subject to community property laws where applicable. Shares of common stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not treated as outstanding for computing the percentage ownership of any other person.

(3)	The information is based solely on Amendment No. 1 to Schedule 13G filed Securities and Exchange Commission jointly by JMP Asset Management LLC and Joseph A. Jolson on January 1, 2005.

(4)	Includes 708,556 shares owned by Mr. Doris, and 1,200,000 shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(5)	Includes 217,995 shares owned by Ms. Sauer, and 642,000 shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(6)	Includes 188,443 shares owned by Mr. Marguglio, and 97,000 shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(7)	Consists of shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(8)	Consists of shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(9)	Includes 29,500 shares owned by Mr. Leighton and 372,444 shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

(10)	Consists of shares issuable upon exercise of options which will be exercisable within 60 days of October 18, 2005.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER STOCK OPTION PLANS

The following table provides information as of March 31, 2005 regarding securities authorized for issuance under Sonic’s stock option plans. The stock option plans of Sonic include the 1989 Stock Option Plan, the 1994 Non-Employee Directors Stock Option Plan, the 1998 Stock Option Plan, the 2000 Stock Option Plan, the 2004 Stock Incentive Plan, the 2004 Equity Compensation Plan and the 2005 Stock Incentive Plan (Non-U.S. Employees). All of the stock option plans, except for the 2004 Stock Incentive Plan and the 2005 Stock Incentive Plan (Non-U.S. Employees), were approved by Sonic’s shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,724,032	$9.02	2,927,393
Equity compensation plans not approved by security holders	764,805	$20.85	1,245,195
TOTAL	6,478,837	$10.00	4,172,588

The 1998 Stock Option Plan is subject to an annual increase of shares equal to 2% of the total number of shares of Sonic’s common stock outstanding on the last day of the previous fiscal year. The 2000 Stock Option Plan is subject to an annual increase of the lesser of (i) 5% of the total number of shares of Sonic’s common stock outstanding on the last day of the previous fiscal year, (ii) 750,000 shares of common stock, or (iii) an amount determined by the board of directors.

A description of the material features of Sonic’s 2004 Stock Incentive Plan (the “2004 Incentive Plan”), which was not approved by Sonic’s shareholders, is set forth below. In March 2005, the board of directors adopted the 2005 Stock Incentive Plan (Non-U.S. Employees) (“Non-U.S. Plan”) for the grant of stock options to non-U.S. employees. The terms and the purposes of the Non-U.S. Plan and the 2004 Incentive Plan are substantially similar. Awards under the Non-U.S. Plan and the 2004 Incentive Plan are granted only to employees of Sonic as a material inducement to the employee’s entering into service with Sonic. The board of directors reserved 750,000 shares of common stock for issuance under the Non-U.S. Plan that were previously reserved under the 2004 Incentive Plan. As of March 31, 2005, no options have been granted pursuant to the Non-U.S. Plan. The Non-U.S. Plan will continue in effect until 2015.

2004 Stock Incentive Plan.

Sonic’s board of directors adopted the 2004 Incentive Plan in March 2004. A maximum of 1,250,000 shares of common stock is currently available for issuance under the 2004 Incentive Plan. The board of directors, or a designee of the board of directors, administers the 2004 Incentive Plan. The administrator has the sole discretion to interpret any provision of the 2004 Incentive Plan, and to determine the terms and conditions of awards of non-qualified stock options, restricted stock and other awards granted under the 2004 Incentive Plan. Awards may be granted under the 2004 Incentive Plan only to employees of Sonic (i) who have not previously been an employee or director of Sonic, or (ii) following a bona fide period of non-employment or non-service to Sonic. Further, awards under the 2004 Incentive Plan are granted as a material inducement to the employee’s entering into service with Sonic.

Term.    The term of each award shall be stated in the applicable option agreement.

Exercise or Purchase Price.    The exercise or purchase price per share of common stock for awards shall be such price as is determined by the administrator.

Vesting.    Each award shall vest in accordance with a schedule as determined by the administrator.

Transferability.    Awards are transferable to the extent provided in the applicable option agreement.

Termination of Employment.    A participant may not exercise an award after the termination of the participant’s employment or director relationship with Sonic or any parent or subsidiary of Sonic, except to the extent specified in the applicable award agreement. Where the award agreement permits the exercise of the award following termination of the participant’s employment or other service relationship with Sonic or any parent or subsidiary of Sonic, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the term of the award, whichever occurs first.

Acquisition of Sonic.    If Sonic is acquired whether by sale, transfer of assets, merger or similar transaction, any award not assumed or replaced shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights immediately prior to the specified effective date of such sale, transfer of assets, merger or similar transaction.

Amendment and Termination of the Plan.    The 2004 Incentive Plan will continue in effect until 2014. The board may amend the 2004 Incentive Plan at any time or from time to time or may suspend or terminate it, without approval of the shareholders, except as required by law. However, no action by the board of directors or shareholders may alter or impair any award previously granted under the 2004 Incentive Plan. In connection with the board’s adoption of the Non-U.S. Plan in March 2005, the board reduced the number of shares reserved for issuance under the 2004 Incentive Plan from 2,000,000 shares to 1,250,000 shares. No option may be granted during any suspension of or after termination of the 2004 Incentive Plan.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation for the fiscal years ended March 31, 2005, 2004 and 2003 for the Chief Executive Officer and each of Sonic’s other executive officers who earned at least $100,000 during fiscal year 2005 and who served as executive officers at fiscal year end. None of the named executive officers earned any bonuses or compensation for these fiscal years other than as set forth in the table or received any restricted stock awards, stock appreciation rights or long-term incentive plan payouts.

SUMMARY COMPENSATION TABLE

	Fiscal Year Ended March 31,	Annual Compensation		Long-term Compensation
			Bonus	Number of Securities Underlying Options (#)(1)
Name and Principal Position		Salary ($)	Commission ($)
David C. Habiger	2005	$103,333	$114,582	0
President and CEO(2)	2004	$83,333	$130,601	0
	2003	$85,000	$101,220	150,000

Robert J. Doris	2005	$225,000	$0	170,000
Chairman of the Board(3)	2004	$225,000	$0	170,000
	2003	$198,750	$0	170,000

Mary C. Sauer	2005	$162,000	$0	80,000
Secretary and Director(4)	2004	$155,925	$0	80,000
	2003	$135,750	$0	80,000

A. Clay Leighton	2005	$215,000	$100,000	100,000
Executive Vice President and Chief Financial Officer(5)	2004	$223,750	$15,000	0
	2003	$168,333	$15,000	100,000

(1)	All figures in this column represent options to purchase Sonic’s common stock.

(2)	On April 28, 2005 Mr. Habiger was named President and on September 26, 2005, he was named President and Chief Executive Officer.

(3)	During the fiscal year ended March 31, 2005 and until April 28, 2005, Mr. Doris served as Chief Executive Officer, President and Chairman of the Board. On April 28, 2005, Mr. Doris became Chief Executive Officer and Chariman of the Board. On September 26, 2005, Mr. Doris became Chairman of the Board.

(4)	During the fiscal year ended March 31, 2005 and until September 26, 2005, Ms. Sauer served as Senior Vice President, Business Development, Secretary and director. Ms. Sauer is currently Sonic’s Secretary and a director.

(5)	During the fiscal year ended March 31, 2005 and until September 26, 2005, Mr. Leighton served as Sonic’s Senior Vice President Worldwide Operations, Finance and Chief Financial Officer. On September 26, 2005, Mr. Leighton was promoted to Executive Vice President and Chief Financial Officer.

The following table sets forth certain information regarding grants of stock options made during the fiscal year ended March 31, 2005 to the executive officers named in the Summary Compensation Table. Since inception, Sonic has not granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options Granted (#)		Percent of Total Options Granted to Employees In Fiscal Year	Exercise Or Base Price ($/SH)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name						5%	10%
Robert J. Doris	170,000	(1)	9%	$15.90	9/7/2014	$1,699,902	$4,307,886

Mary C. Sauer	80,000	(1)	4%	$15.90	9/7/2014	$799,954	$2,027,240

A. Clay Leighton	100,000	(2)	5%	$17.49	5/10/2014	$1,099,937	$2,787.456

David C. Habiger	0		0	NA	NA	$0	$0

(1)	Options vest over a period of one year at a rate of 8.333% per month.

(2)	Options vest over a period of three years at a rate of 2.778% per month.

The exercise price is equal to the fair market value of Sonic’s common stock on the date of grant, as determined by reference to the closing price of Sonic’s common stock on the Nasdaq National Market. The options are subject to earlier expiration in the event of the officer’s termination of employment with Sonic. Potential realizable value is based on an assumption that the fair market value of the stock on the date of grant appreciates at the stated rate, compounded annually, from the date of grant until the end of the option terms. These values are calculated based on requirements promulgated by the SEC and do not reflect Sonic’s estimate of future stock price appreciation. All of the options in the above table were granted under Sonic’s stock option plans.

The following table sets forth information regarding the number and value of options exercised during the fiscal year ended March 31, 2005 and of unexercised options held by the named executive officers on March 31, 2005. Value of in-the-money options is considered to be the difference between the exercise price and the closing price of $15.05 per share of the common stock as quoted on the Nasdaq National Market on March 31, 2005.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized ($)	Number of Securities Underlying Unexercised Option at Fiscal Year End Exercisable/Unexercisable	Value of In-the-Money Unexercised Options at Fiscal Year End Exercisable/Unexercisable(1)
Robert J. Doris	0	0	1,115,000/85,000	$10,321,123/0

Mary C. Sauer	0	0	602,000/40,000	$5,890,940/0

A. Clay Leighton	26,500	$446,500	394,667/83,333	$4,568,100/277,000

David C. Habiger	76,285	$1,210,413	0/0	$0/0

(1)	These values have not been, and may not be, realized, and are based on the positive spread between the respective exercise prices of the outstanding stock options and the closing price of Sonic’s common stock at March 31, 2005 ($15.05).

Sonic did not make any awards during the fiscal year ended March 31, 2005 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, excluding the stock options set forth above.

Employment Contracts, Termination of Employment and Change-in-Control Arrangement

None of the Company’s executive officers has an employment, termination of employment or change-in-control agreement with the Company.

REPORT OF THE BOARD REGARDING EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act, or the Exchange Act, that might incorporate future filings, including this proxy statement, with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings, nor shall the following report be deemed to be incorporated by reference into any future filings under the Securities Act or the Exchange Act.

The board of directors did not have a compensation committee during the fiscal year ended March 31, 2005. Accordingly, for that fiscal year, it was the responsibility of the entire board to determine the most effective total executive compensation strategy, based upon Sonic’s business needs and consistent with shareholders’ interests, to administer Sonic’s executive compensation plans, programs and policies, to monitor corporate performance and its relationship to compensation of executive officers, and to take other appropriate actions concerning matters of executive compensation. In March 2005, the board of directors determined that the audit committee shall also function as the compensation committee to assist the board in determining the compensation for executive officers of the Company, including the Chief Executive Officer; to administer the Company’s stock option plans, subject to the authority of the compensation committee to delegate the tasks associated with the administration of the plans; and to assist the board of directors in other matters as appropriate. In September 2005, the board of directors adopted a charter for the compensation committee attached to this proxy statement as Appendix B.

Compensation Philosophy

Sonic was formed in 1986 as a private company and initially offered common stock to the public in February 1994. Four key goals form the basis for compensation decisions for all employees of Sonic:

1.    To attract and retain the most highly qualified management and employee team;

2.    To pay competitively compared to similar audio and video software and hardware companies and to provide appropriate reward opportunities for achieving high levels of performance compared to similar organizations in the marketplace;

3.    To emphasize sustained performance by aligning rewards with shareholder interests; and

4.    To motivate executives and employees to achieve Sonic’s annual and long-term business goals and encourage behavior toward the fulfillment of those objectives.

Equity participation and a strong alignment to shareholders’ interests are key elements of Sonic’s executive compensation philosophy. As a result of this philosophy, Sonic’s executive compensation program consists of base salary, cash bonuses, incentive stock options and standard benefits.

Base Salary and Cash Bonuses.    The board of directors recognizes the importance of maintaining compensation practices and levels of compensation competitive with those offered by audio and video software and hardware companies in comparable stages of development. For external marketplace comparison purposes, a significant group of companies operating in our industry are utilized for determining competitive compensation levels.

Base salary represents the fixed component of the executive compensation program. Sonic’s philosophy regarding base salaries is conservative, maintaining base salaries at or somewhat below the competitive industry approximate median. Determination of base salary levels is established on an annual review of marketplace competitiveness with similar audio and video software and hardware companies, and on individual performance. Periodic increases in base salary relate to individual contributions evaluated against established objectives, relative marketplace competitiveness levels, length of service, and the industry’s annual competitive pay practice movement.

Cash bonuses are based primarily on Sonic’s financial performance for the year and also include an assessment of individual performance.

Equity Ownership—Stock Options.    The board of directors strongly believes that it is important for key employees who have significant responsibility for the management, growth, and future success of Sonic to have significant equity ownership interest in Sonic and have the potential to gain financially from Sonic stock price increases. The interests of shareholders, executives and employees should thereby be closely aligned. The board of directors seeks to provide such ownership interest to executives and key employees, giving them the right to purchase shares of Sonic’s common stock in the future at a price equal to fair market value at the date of grant. Sonic generally grants such stock options throughout the year.

Under Sonic’s stock option plans, shares of Sonic’s common stock may be purchased at the option price set by Sonic. All grants must be exercised according to the provisions of Sonic’s stock option plans. All outstanding options expire on the earlier of ten years after the date of grant or 90 days after an option holder’s termination of service with Sonic.

Other Benefits.    Sonic’s philosophy is to provide adequate health- and welfare-oriented benefits to executives and employees. Sonic provides no other executive benefits.

Sonic’s former Chief Executive Officer, Mr. Doris, is also a founder of Sonic with a significant equity interest. The board of directors strived to compensate Mr. Doris primarily through base salary and stock option grants. During the fiscal year ended March 31, 2005, Mr. Doris was eligible to receive a base salary of $225,000, which was consistent with his base salary received during the previous fiscal year. Mr. Doris did not receive a cash bonus in the fiscal year ended March 31, 2005. In establishing Mr. Doris’ salary, the board of directors considered Sonic’s past growth in revenue and profitability, Sonic’s experience in achieving product development goals, domestic and international sales and Sonic’s ability to develop the current management team. The total cash compensation paid to Mr. Doris in the fiscal year ended March 31, 2005 is less than that paid to chief executive officers of the competitive industry comparative group; however, the board of directors believed that this compensation was appropriate in light of his equity interest. On September 26, 2005, Mr. Doris retired as Chief Executive Officer but remains Chairman of the Board.

Summary

The board of directors believes that the compensation of executives by Sonic is appropriate and competitive with the compensation programs provided by other audio and video software and hardware companies with which Sonic competes for executives and employees in light of the equity interests of Sonic’s founders. The board of directors believes its compensation strategy, principles, and practices result in a compensation program tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of Sonic on behalf of Sonic’s shareholders.

The Board of Directors

—Robert J. Doris

—Robert M. Greber

—Peter J. Marguglio

—Mary C. Sauer

—R. Warren Langley

Compensation Committee Interlocks and Insider Participation

The board did not have a compensation committee during the fiscal year ended March 31, 2005. Accordingly, the entire board determined executive compensation during the fiscal year ended March 31, 2005.

Robert J. Doris and Mary C. Sauer are directors and are the founders of Sonic and during the fiscal year ended March 31, 2005, were executive officers of Sonic. No Sonic executive officer served on the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of Sonic’s board.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires Sonic’s directors and executive officers, and persons who own more than 10% of a registered class of Sonic’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC and the National Association of Securities Dealers. Such officers, directors and 10% shareholders are also required by SEC rules to furnish Sonic with copies of all Section 16(a) forms that they file.

Based solely on representations from certain reporting persons, Sonic believes that, during the fiscal year ended March 31, 2005, each of the directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements during the fiscal year ended March 31, 2005.

PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on our common stock with the cumulative total return of of the Standard and Poors 500 Index, and the Standard and Poors Information Technology Index. The total shareholder return reflects the change in share price during the period, assuming an investment of $100 on March 31, 2000 plus the reinvestment of dividends, if any. No dividends were paid on the common stock during the period shown. The stock price performance shown below is not necessarily indicative of future stock price performance.

*	$100 invested on 3/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending March 31.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Measurement Period (Fiscal Year Covered)	Sonic Solutions	S&P 500 Index	S&P Information Technology
FYE 03/00	$100.00	$100.00	$100.00
FYE 03/01	14.19	78.32	38.57
FYE 03/02	81.08	78.51	59.07
FYE 03/03	61.62	59.07	24.05
FYE 03/04	208.11	79.82	34.65
FYE 03/05	162.70	85.16	33.78

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with certain of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by California law.

All transactions between the Company and its officers, directors, principal shareholders and affiliates have been and will be approved by a majority of the Company’s board of directors, including a majority of the Company’s disinterested, non-employee directors, and have been or will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG performed services for the Company during the fiscal years ended March 31, 2005 and March 31, 2004 related to financial statement audit work, quarterly reviews, tax services, special projects and other ongoing consulting projects. Fees paid or payable to KPMG during those years were as follows:

Fees	March 31, 2005	March 31, 2004
AUDIT FEES:
Audit Review and Preparation – Consists of fees billed for audit of financial statements and review of interim financial statements	1,839,750	300,000
Statutory Audits – Consists of fees billed in relation to required statutory audits of foreign subsidiaries	—	—
SEC Compliance – Consists of fees billed for assistance with our SEC filings	143,000	116,000

TOTAL AUDIT FEES	1,982,750	416,000

AUDIT-RELATED FEES	—	—

TAX FEES:
Consists of fees billed in relation to preparation and review of income tax returns, fees billed in relation to advice on tax matters and consists of tax planning and strategy services	89,554	114,830

ALL OTHER FEES:
Consists of other products or services, primarily in relation to due diligence work on acquisitions	219,528	—

TOTAL ALL FEES	2,291,832	530,830

Under the Sarbanes-Oxley Act, all audit and non-audit services performed by KPMG must be approved in advance by our audit committee to assure that such services do not impair the auditors’ independence from the Company. In accordance with its policies and procedures, our audit committee approved all audit and non-audit services prior to them being performed by KPMG during the fiscal year ended March 31, 2005.

On July 21, 2005, the audit committee approved the engagement of the accounting firm of BDO Seidman as Sonic’s independent registered public accounting firm as of July 21, 2005. In connection with its choice of BDO Seidman, the audit committee terminated KPMG, who had been the Company’s independent registered public accounting firm prior to July 21, 2005 (date of termination).

The audit reports of KPMG on the Company’s financial statements for the fiscal years ended March 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of March 31, 2005 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principle, except that KPMG’s report indicates that the Company did not maintain effective internal controls over financial reporting as of March 31, 2005 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that indicates that the following material weaknesses were identified and included in management’s assessment:

•	The Company did not maintain sufficient personnel with an appropriate level of accounting knowledge, experience and training in the application of generally accepted accounting principles (GAAP) commensurate with its financial reporting requirements.

•	The Company did not maintain adequate controls to ensure appropriate execution of its integration plan to merge the accounting and financial reporting processes of the consumer software division of Roxio, Inc. into the Company’s existing processes.

•	The Company did not maintain sufficient qualified personnel in its human resources and payroll functions.

•	The Company did not maintain adequate controls over accounting for the existence and valuation of fixed assets.

•	The Company did not maintain adequate controls over spreadsheets used in its financial reporting process.

Company management reported to the audit committee the identification of the material weaknesses identified in its assessment, and KPMG discussed the material weaknesses with the audit committee. The Company has authorized KPMG to respond fully to the inquiries of BDO Seidman concerning the subject matter of the material weaknesses.

In connection with the audits of the two fiscal years ended March 31, 2004 and 2005, and the subsequent interim period through July 21, 2005 (the “Relevant Period”), there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference thereto in their reports on the financial statements for such periods to the subject matter of the disagreement, and (2) no reportable events, except that KPMG advised the Company of the material weaknesses described above and in Sonic’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

KPMG furnished Sonic with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter is attached as exhibit 16.1 to the Current Report on Form 8-K filed with the SEC by Sonic on July 21, 2005.

In connection with the engagement of BDO Seidman, during the Relevant Period, the Company did not consult with BDO Seidman on the application of accounting principles to a specified transaction, either completed or proposed; on the type of audit opinion that might be rendered on the Company’s financial statements; or on any matter that was the subject of a disagreement with BDO Seidman or a reportable event. During the Relevant Period, the Company did not receive either written or oral advice from BDO Seidman that was an important factor in reaching a decision as to any accounting, auditing or financial reporting issue.

The Company does not expect Representatives of BDO Seidman or KPMG to be present at the Annual Meeting.

SHAREHOLDER PROPOSALS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials and considered at the Annual Meeting.    Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be considered for inclusion in the Company’s proxy statement and presented at the annual meeting of shareholders to be held in 2006 must be received by the Company’s Secretary at its principal executive offices no later than March 25, 2006.

Discretionary Authority.    The proxies to be solicited by the Company’s board of directors for the 2005 annual meeting will confer discretionary authority on the proxyholders to vote on any shareholder proposal presented at such annual meeting if the Company fails to receive notice of such shareholder’s proposal for the meeting by June 8, 2006.

OTHER MATTERS

Annual Report

The Company’s annual report for the fiscal year ended March 31, 2005 has been mailed concurrently with the mailing of these proxy materials to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

Form 10-K

The Company’s annual report on Form 10-K for the fiscal year ended March 31, 2005 is included in the annual report for the fiscal year ended March 31, 2005. Upon written request to the Company’s Secretary at the address of its principal executive offices, the exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Sonic knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend.

THE BOARD OF DIRECTORS

Dated: October 24, 2005

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF

SONIC SOLUTIONS

AUTHORITY AND PURPOSE

The Audit Committee (the “Committee”) of Sonic Solutions (the “Company”) is appointed by the Company’s Board of Directors (the “Board”) to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. In addition, the Committee shall review the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission (the “Commission”) and the National Association of Securities Dealers (the “NASD”) applicable to Nasdaq listed issuers. The Committee shall discharge its responsibilities and shall access the information provided by the Company’s management and the independent auditors, in accordance with its business judgment. In exercising its business judgment, the Committee shall be entitled to rely on the information and advice provided by the Company’s management and/or its independent auditors.

The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Company’s Bylaws and applicable laws, rules and regulations.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three directors of the Board. The Committee members shall be designated by the Board, in compliance with the Bylaws of the Company, and shall serve at the discretion of the Board.

Each member of the Committee shall be an independent director (as defined by all applicable rules and regulations). For purposes hereof, an “independent director” shall be one:

•	who accepts no consulting, advisory or other compensatory fee from the Company other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Company; and

•	who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

In addition, each member of the Committee shall meet the requirements of Section 162(m) of the Internal Revenue Code for “outside director.”

At least one member of the Committee shall be an “audit committee financial expert,” as defined by Section 407 of the Sarbanes-Oxley Act of 2002, having an understanding of generally accepted accounting principles and financial statements, experience in the preparation or auditing of financial statements of companies generally comparable to the Company, experience in the application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves, experience with internal accounting controls and an understanding of audit committee functions.

Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual’s possessing the requisite financial sophistication, such as a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

The Committee shall meet as frequently as circumstances dictate. Unless a Chairman of the Committee is elected by the Board, the Committee shall elect a Chairman by majority vote.

POWERS

The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities and shall be provided with appropriate funding to carry out such investigations. The Committee shall be empowered to engage independent counsel, and other advisers, as it determines necessary to carry out its duties, and shall be provided with appropriate funding to engage such independent counsel and other advisers. The Committee shall have appropriate funding to cover ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES

The Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and the Company’s stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In meeting its responsibilities, the Committee is expected to:

1.    Review and reassess the adequacy of this Charter no less frequently than annually.

2.    With respect to the Company’s independent auditors:

a.    The Committee is responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors. The Committee shall pre-approve all auditing services (including the provision of comfort letters) and non-audit services provided by the independent auditors to the Company, other than as may be allowed by applicable law. The Committee may delegate to one or more designated Committee members the authority to grant pre-approvals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings.

b.    Review the independence of the independent auditors, including a review of management consulting services, and related fees, provided by the independent auditors. The Committee shall require the independent auditors at least annually to provide a formal written statement delineating all relationships between the independent auditors and the Company consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest.

3.    Review and concur with management on the scope and responsibilities of an internal audit department, if any, and on the appointment, replacement, reassignment or dismissal of an internal audit department manager or director, as applicable.

4.    Review and discuss with management, before release, the audited financial statements and the Management’s Discussion and Analysis proposed to be included in the Company’s Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

5.    In connection with its review of the Company’s interim and audited financial statements, if no report is made by the independent auditors and management, the Committee shall inquire of the Company’s management and the independent auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Company’s financial statements of any proposed changes in accounting and financial reporting rules.

6.    In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

a.    The Company’s annual financial statements and related notes.

b.    The independent auditors’ audit of the financial statements and their report thereon.

c.    The independent auditors’ reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management, including the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (or any amended or successor standard).

d.    Any deficiency in, or suggested improvement to, the procedures or practices employed by the Company as reported by the independent auditors in their annual management letter.

7.    The Committee shall at least annually inform the independent auditors, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Committee or its Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction.

8.    Periodically, and to the extent appropriate under the circumstances, it may be advisable for the Committee, with the assistance of the independent auditors, the internal audit department, if any, and/or management, to consider and review the following:

a.    Any significant changes required in the independent auditors’ audit plan.

b.    Any difficulties or disputes with management encountered during the course of the audit.

c.    The adequacy of the Company’s system of internal financial controls.

d.    The effect or potential effect of any regulatory regime, accounting initiatives or off-balance sheet structures on the Company’s financial statements.

e.    Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

9.    Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

10.    Obtain from the independent auditors assurance that they have complied with Section 10A of the Securities Exchange Act of 1934.

11.    Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters.

12.    The Committee shall direct the independent auditors to use their best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Committee and the Chief Financial Officer any matters identified in connection with the auditors’ review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61 (or any amended or successor statement).

13.    To the extent not otherwise approved by a comparable independent body of the Board, review and approve all related party transactions (consistent with the rules of the NASD applicable to Nasdaq listed issuers).

14.    Prepare all reports required to be included in the Company’s proxy statement or annual report on Form 10-K in accordance with the Commission’s requirements.

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE OF

SONIC SOLUTIONS

I.    Purpose

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Sonic Solutions (the “Company”) to: (a) assist the Board in discharging its responsibilities relating to compensation of the Company’s directors and executive officers; and (b) to produce an annual report on executive officer compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations. The Committee shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Company’s Bylaws and by applicable law.

II.    Committee Membership

Committee members shall be elected by the Board at the meeting of the Board of Directors immediately following the annual shareholders meeting and shall serve until their successors shall be duly elected and qualified. Committee members may be removed at any time by vote of the Board. Alternatively, the Board may designate that the Compensation Committee’s responsibilities be discharged by another board committee in which case the provisions of this charter shall apply to that committee when acting as the compensation committee.

The Committee shall consist of no fewer than two members. Each member of the Committee shall meet the independence requirements of the NASDAQ, the definition of a “Non-employee Director” under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, the requirements of Section 162(m) of the Internal Revenue Code for “outside directors,” and any other regulatory requirements.

III.    Structure and Meetings

The Committee shall conduct its business in accordance with this Charter, the Company’s Bylaws and any direction by the Board. The Committee chairperson shall be designated by the Board, or, if it does not do so, the Committee members shall elect a chairperson by a vote of the majority of the full Committee.

The Committee shall meet at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson. If the board has designated another board committee to act as the Committee, then meetings of the other committee shall be considered to be meetings of the Committee as well. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

The Committee chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The chairperson of the Committee (or other member designated by the chairperson or the Committee in the Chairperson’s absence) shall regularly report to the full Board on its proceedings and any actions that the Committee takes. The Committee will maintain written minutes of its meetings, which minutes will be maintained with the books and records of the Company.

B-1

As necessary or desirable, the Chairperson of the Committee may invite any Director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, to be present at meetings of the Committee, consistent with the maintenance of confidentiality of compensation discussions. The CEO should not attend any meeting where the CEO’s performance or compensation are discussed.

Committee Authority and Responsibilities

The Committee shall:

(a)	Annually review and approve the Company’s corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of such goals and objectives, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation.

(b)	Annually review and make recommendations to the Board with respect to non-CEO executive officer compensation.

(c)	Subject to provisions of specific plans, and subject to other board directions or interpretations in this regard monitor the administration of the Company’s equity based-plans as in effect and as adopted from time to time by the Board or the shareholders.

(d)	Review and approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Board.

(e)	Perform such other functions and have such other powers consistent with this Charter, the Company’s Bylaws and governing law as the Board may deem appropriate.

(f)	Produce a Committee report on executive officer compensation as required to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC

(g)	Prepare and issue the evaluation required under “Performance Evaluation” below.

IV.    Performance Evaluation

The Committee shall annually, at the meeting of the board immeidately following the annual shareholder meeting, review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Committee shall also perform an annual evaluation of its own performance, which shall compare the performance of the Committee with the requirements of this charter. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

B-2

Appendix C

CHARTER OF THE NOMINATING COMMITTEE OF

SONIC SOLUTIONS

AUTHORITY AND PURPOSE

The Nominating Committee of Sonic Solutions (the “Company”) is appointed by the Company’s Board of Directors (the “Board”) to assist the Board in selecting nominees for election to the Board and to monitor the composition of the Board. The Nominating Committee (the “Committee”) shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe.

The purpose of the Committee shall be to assess the performance of the Board and to make recommendations to the Board from time to time, or whenever it shall be called upon to do so, regarding nominees for the Board. All powers of the Committee are subject to the restrictions designated in the Corporation’s Bylaws and by applicable law.

COMMITTEE MEMBERSHIP

The Committee members (the “Members”) shall be appointed by the Board and will serve at the discretion of the Board. The Committee will consist of at least 2 members of the Board. Alternatively, the Board may designate that the Nominating Committee’s responsibilities be discharged by another board committee in which case the provisions of this charter shall apply to that committee when acting as the Nominating Committee.

The Nominating Committee (the “Committee”) shall be composed of members of the Corporation’s Board of Directors (the “Board”) but shall not include any of the following: (i) employees of the Corporation, (ii) nonemployee officers of the Corporation that are among the five individuals most highly compensated by the Corporation as reflected in the Corporation’s most recent securities filings, or (iii) beneficial owners, directly or indirectly, of more than 50% of the voting power of the Corporation. Unless otherwise directed by the Board, each Member shall serve until such Member ceases to serve as a member of the Board, or until his or her successor has been duly appointed by the Board.

DUTIES AND RESPONSIBILITIES

The duties of the Committee shall include, without limitation, the following:

Monitoring the size and composition of the Board.

Considering and making recommendations to the Board with respect to the nominations or elections of directors of the Corporation.

In considering potential new directors and officers, the Committee will review individuals from various disciplines and backgrounds.

A review is also to be made of the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest, or other consideration that might hinder or prevent service on the Board. In making its selection, the Committee will bear in mind that the foremost responsibility of a director of a Corporation is to represent the interests of the stockholders as a whole.

The Committee shall periodically review and reassess the adequacy of this Charter and propose any changes to the Board for approval.

C-1

CONDUCT OF BUSINESS

The Committee shall conduct its business in accordance with this Charter, the Corporation’s Bylaws and any direction by the whole Board of Directors. The Committee shall report to the Board on its activities from time to time and, specifically, at the Board meeting immediately following the clost of the Company’s fiscal year at which the date and agenda for the annual shareholders’ meeting is set. At that meeting the Committee will recommend to the Board the persons who will be the nominees of the Board of Directors for the election of whom the Board will solicit proxies. As part of this process, the Committee will consider candidates recommended by stockholders of the Corporation.

MEETINGS

The Committee will meet at least once each year. If the board has designated another board committee to serve as the Nominating Committee, then meetings of the Nominating Committee may be combined with meetings of that committee.

MINUTES

The Committee will maintain written minutes of its meetings, which minutes will be maintained with the books and records of the Company.

C-2

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Item 1.			FOR	WITHHELD FOR ALL
Proposal 1 - ELECTION OF DIRECTORS			☐	☐	Please complete, date and sign this proxy and mail it promptly in the enclosed envelope to assure representation of your shares.
Nominees:
01) Robert J. Doris	02) Peter J. Marguglio	03) R. Warren Langley
04) Robert M. Greber	05) Mary C. Sauer

WITHHELD FOR: (Write that nominee’s name in the space provided below.)

__________________________________________________________________

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

< FOLD AND DETACH HERE <

SONIC SOLUTIONS

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Robert J. Doris, David C. Habiger and A. Clay Leighton, or either of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated on the reverse side, and in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of SONIC SOLUTIONS which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders to be held November 11, 2005, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed by the undersigned Shareholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE. The proxy holders in their discretion may cumulate votes for the election of directors. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

< FOLD AND DETACH HERE <